Warrant (Details Narrative) - Rubicon [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Other expense	$ 1,055	$ 427
Rubicon Technologies L L C [Member]
Warrant liabilities	$ 100	$ 100
Rubicon Technologies L L C [Member] | Warrant [Member]
Purchase of units	62,003
Exercise price	$ 0.01
Fair value of warrants	$ 700
Warrant liabilities	1,300
Other expense	$ 600
Warrant agreements, description	(i) the number of the Company’s common units worth $2.0 million if the Company consummates a SPAC transaction on or before the maturity date or (ii) 54,600 units of the Company’s common units in case the SPAC transaction is not consummated on or before the maturity date, at the exercise price of $0.01 any time after the maturity date prior to the earlier of the date principal and interest on all outstanding term loans under this Subordinated Term Loan agreement are repaid or the tenth anniversary of the issuance date.